Exhibit 10.15

                            THERMO OPTEK CORPORATION

                     RESTATED STOCK HOLDING ASSISTANCE PLAN

        SECTION 1.   Purpose.

             The purpose of this Plan is to benefit Thermo Optek Corporation (the "Company") and its stockholders by encouraging Key Employees to acquire and maintain share ownership in the Company, by increasing such employees' proprietary interest in promoting the growth and performance of the Company and its subsidiaries and by providing for the implementation of the Stock Holding Policy.

        SECTION 2.     Definitions.

             The following terms, when used in the Plan, shall have the meanings set forth below:

             Committee:   The Human Resources Committee of the Board of
        Directors of the Company as appointed from time to time.

             Common Stock:   The common stock of the Company and any
        successor thereto.

             Company:   Thermo Optek Corporation, a Delaware corporation.

             Stock Holding Policy: The Stock Holding Policy of the Company, as adopted by the Committee and as in effect from time to time.

             Key Employee:   Any employee of the Company or any of its
        subsidiaries, including any officer or member of the Board of Directors who is also an employee, as designated by the Committee, and who, in the judgment of the Committee, will be in a position to contribute significantly to the attainment of the Company's strategic goals and long-term growth and prosperity.

             Loans:   Loans extended to Key Employees by the Company
        pursuant to this Plan.

             Plan:   The Thermo Optek Corporation Stock Holding
        Assistance Plan, as amended from time to time.

        SECTION 3.     Administration.

             The Plan and the Stock Holding Policy shall be administered by the Committee, which shall have authority to interpret the Plan and the Stock Holding Policy and, subject to their provisions, to prescribe, amend and rescind any rules and regulations and to make all other determinations necessary or desirable for the administration thereof. The Committee's interpretations and decisions with regard to the Plan and the
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        Stock Holding Policy and such rules and regulations as may be established thereunder shall be final and conclusive. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or the Stock Holding Policy, or in any Loan in the manner and to the extent the Committee deems desirable to carry it into effect. No member of the Committee shall be liable for any action or omission in connection with the Plan or the Stock Holding Policy that is made in good faith.

        SECTION 4.     Loans and Loan Limits.

             The Committee has determined that the provision of Loans from time to time to Key Employees in such amounts as to cause such Key Employees to comply with the Stock Holding Policy is, in the judgment of the Committee, reasonably expected to benefit the Company and authorizes the Company to extend Loans from time to time to Key Employees in such amounts as may be requested by such Key Employees in order to comply with the Stock Holding Policy. Such Loans may be used solely for the purpose of acquiring Common Stock (other than upon the exercise of stock options or under employee stock purchase plans) in open market transactions or from the Company.

             Each Loan shall be full recourse and evidenced by a non-interest bearing promissory note substantially in the form attached hereto as Exhibit A (the "Note") and maturing in accordance with the provisions of Section 6 hereof, and containing such other terms and conditions, which are not inconsistent with the provisions of the Plan and the Stock Holding Policy, as the Committee shall determine in its sole and absolute discretion.

        SECTION 5.     Federal Income Tax Treatment of Loans.

             For federal income tax purposes, interest on Loans shall be imputed on any interest free Loan extended under the Plan. A Key Employee shall be deemed to have paid the imputed interest to the Company and the Company shall be deemed to have paid said imputed interest back to the Key Employee as additional compensation.
        The deemed interest payment shall be taxable to the Company as income, and may be deductible to the Key Employee to the extent allowable under the rules relating to investment interest. The deemed compensation payment to the Key Employee shall be taxable to the employee and deductible to the Company, but shall also be subject to employment taxes such as FICA and FUTA.

        SECTION 6.     Maturity of Loans.

             Each Loan to a Key Employee hereunder shall be due and payable on demand by the Company. If no such demand is made, then each Loan shall mature and the principal thereof shall become due and payable in five equal annual installments from the payment of annual cash incentive compensation (referred to as

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        bonus) to the Key Employee by the Company, beginning with the first such bonus payment to occur after the date of the Note evidencing the Loan, and on each of the next four bonus payment dates, provided that the Committee may, in its sole and absolute discretion, authorize such other maturity and repayment schedule as the Committee may determine. Each Loan shall also become immediately due and payable in full, without demand, upon the occurrence of any of the events set forth in the Note; provided that the Committee may, in its sole and absolute discretion, authorize an extension of the time for repayment of a Loan upon such terms and conditions as the Committee may determine.

        SECTION 7.     Amendment and Termination of the Plan.

             The Committee may from time to time alter or amend the Plan or the Stock Holding Policy in any respect, or terminate the Plan or the Stock Holding Policy at any time. No such amendment or termination, however, shall alter or otherwise affect the terms and conditions of any Loan then outstanding to Key Employee without such Key Employee's written consent, except as otherwise provided herein or in the promissory note evidencing such Loan.

        SECTION 8.     Miscellaneous Provisions.

             (a) No employee or other person shall have any claim or right to receive a Loan under the Plan, and no employee shall have any right to be retained in the employ of the Company due to his or her participation in the Plan.

             (b) No Loan shall be made hereunder unless counsel for the Company shall be satisfied that such Loan will be in compliance with applicable federal, state and local laws.

             (c)  The expenses of the Plan shall be borne by the Company.

             (d) The Plan shall be unfunded, and the Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the making of any Loan under the Plan.

             (e) Except as otherwise provided in Section 7 hereof, by accepting any Loan under the Plan, each Key Employee shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, any action taken under the Plan or the Stock Holding Policy by the Company, the Board of Directors of the Company or the Committee.

             (f) The appropriate officers of the Company shall cause to be filed any reports, returns or other information regarding Loans hereunder, as may be required by any applicable statute, rule or regulation.

        SECTION 9.     Effective Date.

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             The Plan and the Stock Holding Policy shall become effective upon approval and adoption by the Committee.



































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                               EXHIBIT A TO STOCK HOLDING ASSISTANCE PLAN


                            THERMO OPTEK CORPORATION

                                 Promissory Note



        $_________
                                                Dated:____________


             For value received, ________________, an individual whose residence is located at _______________________ (the "Employee"), hereby promises to pay to Thermo Optek Corporation (the "Company"), or assigns, ON DEMAND, but in any case on or before [insert date which is the fifth anniversary of date of issuance] (the "Maturity Date"), the principal sum of [loan amount in words] ($_______), or such part thereof as then remains unpaid, without interest. Principal shall be payable in lawful money of the United States of America, in immediately available funds, at the principal office of the Company or at such other place as the Company may designate from time to time in writing to the Employee.

              Unless the Company has already made a demand for payment in full of this Note, the Employee agrees to repay the Company an amount equal to 20% of the initial principal amount of the Note from the payment of annual cash incentive compensation (referred to as bonus) to the Employee by the Company, beginning with the first such bonus payment to occur after the date of this Note, and on each of the next four bonus payment dates. Any amount remaining unpaid under this Note, if no demand has been made by the Company, shall be due and payable on the Maturity Date.

             This Note may be prepaid at any time or from time to time, in whole or in part, without any premium or penalty. The Employee acknowledges and agrees that the Company has advanced to the Employee the principal amount of this Note pursuant to the Company's Stock Holding Assistance Plan, and that all terms and conditions of such Plan are incorporated herein by reference.

             The unpaid principal amount of this Note shall be and become immediately due and payable without notice or demand, at the option of the Company, upon the occurrence of any of the following events:

                  (a) the termination of the Employee's employment with the Company, with or without cause, for any reason or for no reason;

                  (b)  the death or disability of the Employee;


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                  (c)  the failure of the Employee to pay his or her
        debts as they become due, the insolvency of the Employee, the filing by or against the Employee of any petition under the United States Bankruptcy Code (or the filing of any similar petition under the insolvency law of any jurisdiction), or the making by the Employee of an assignment or trust mortgage for the benefit of creditors or the appointment of a receiver, custodian or similar agent with respect to, or the taking by any such person of possession of, any property of the Employee; or

                  (d) the issuance of any writ of attachment, by trustee process or otherwise, or any restraining order or injunction not removed, repealed or dismissed within thirty (30) days of issuance, against or affecting the person or property of the Employee or any liability or obligation of the Employee to the Company.

             In case any payment herein provided for shall not be paid when due, the Employee further promises to pay all costs of collection, including all reasonable attorneys' fees.

             No delay or omission on the part of the Company in exercising any right hereunder shall operate as a waiver of such right or of any other right of the Company, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any future occasion.
        The Employee hereby waives presentment, demand, notice of prepayment, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note. The undersigned hereby assents to any indulgence and any extension of time for payment of any indebtedness evidenced hereby granted or permitted by the Company.

             This Note has been made pursuant to the Company's Stock Holding Assistance Plan and shall be governed by and construed in accordance with, such Plan and the laws of the State of Delaware and shall have the effect of a sealed instrument.


                                      _______________________________

                                      Employee Name: _________________


        ________________________
        Witness